SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2005

KANBAY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50849	36-4387594
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	6400 Shafer Court, Suite 100 Rosemont, Illinois	60018
	(Address of principal executive offices)	(Zip Code)

(847) 384-6100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

                                                                On June 9, 2005, Kanbay International, Inc. issued a press release announcing that it has sold the assets of its security and connectivity service line in Australia to Loop Technology Pty Limited.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(C)                                Exhibits:

Exhibit No.	Description

99.1	Press Release dated June 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANBAY INTERNATIONAL, INC.

Dated: June 9, 2005	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Executive Vice President, Chief Financial
Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 9, 2005.